AMENDMENT TO DEPOSITORY AND CUSTODIAL AGREEMENT This Amendment to the Depository and Custodial Agreement, dated as of June 17, 2025 (the “Amendment”), is between Ameriprise Trust Company (“Custodian”) and Ameriprise Certificate Company (“ACC”) and amends the Depository and Custodial Agreement, dated as of December 31, 2006, as amended (the “Agreement”), between Custodian and ACC. WITNESSETH: WHEREAS, Custodian and ACC are parties to the Agreement; and WHEREAS, Custodian and ACC desire to amend the terms of the Agreement as set forth herein. NOW, THEREFORE, the parties hereby agree as follows: (1) Exhibit A to the Agreement is hereby replaced with the attached Exhibit A, effective as of the date of this Amendment. (2) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all of which taken together will constitute one and the same instrument. (3) Except to the extent amended hereby, the Agreement shall remain in full force and effect. IN WITNESS WHEREOF the parties have executed this Amendment as of the date first written above. AMERIPRISE CERTIFICATE COMPANY By: /s/ Abu M. Arif Name: Abu M. Arif Title: President and Chief Executive Officer AMERIPRISE TRUST COMPANY By: /s/ Daniel J. Beckman Name: Daniel J. Beckman Title: President Exhibit 10(e)

EXHIBIT A [SCHEDULE LISTING CUSTODY FEES OMITTED]